As filed with the Securities and Exchange Commission on October 29, 1998

                         File Nos. 33-52850 and 811-7242


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 8


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 10


                                THE CUTLER TRUST
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900


                            D. Blaine Riggle, Esquire

                         Forum Financial Services, Inc.
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:


                           Joseph R. Fleming, Esquire
                             Dechert Price & Rhoads
                          Ten Post Office Square-South
                           Boston, Massachusetts 02109


         It is proposed that this filing will become effective:

[ ] immediately  upon  filing  pursuant  to  Rule  485,  paragraph  (b
[X] on October 30, 1998 pursuant  to Rule  485,  paragraph  (b)
[ ] 60 days  after  filing pursuant to Rule 485, paragraph (a)(1)
[ ] on ____________ pursuant to Rule 485, paragraph (a)(1)
[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ] on ____________ pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Cutler Equity Income Fund and Cutler Approved List Equity Fund.

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 481(A))


          (Prospectus offering Shares of Cutler Equity Income Fund and
                        Cutler Approved List Equity Fund)


                                     PART A

Form N-1A
Item No.
--------                                                          Location in Prospectus (Caption)
                                                                  --------------------------------
Item 1.              Cover Page                                   Cover Page

Item 2.              Synopsis                                     Expenses of Investing in the Trust

Item 3.              Condensed Financial Information              Financial Highlights


Item 4.              General Description of Registrant            Investment Objectives and Policies; The Trust
                                                                  and Its Shares


Item 5.              Management of the Fund                       Management of the Trust

Item 5A.             Management's Discussion of Fund Performance  Not Applicable


Item 6.              Capital Stock and Other Securities           Investment Objectives and Policies; Dividends and
                                                                  Tax Matters; The Trust and Its Shares; Management
                                                                  of the Trust - Shareholder Services


Item 7.              Purchase of Securities Being Offered         Purchases and Redemptions of Shares; Management
                                                                  of the Trust

Item 8.              Redemption or Repurchase                     Purchases and Redemptions of Shares

Item 9.              Pending Legal Proceedings                    Not Applicable

                              CROSS REFERENCE SHEET

                          (AS REQUIRED BY RULE 481(A))

              (SAI offering Shares of Cutler Equity Income Fund and
                       Cutler Approved List Equity Fund)


                                     PART B

Form N-1A
Item No.                                                          Location in Statement of Additional Information
--------                                                          (Caption)
                                                                  -----------------------------------------------
Item 10.             Cover Page                                   Cover Page


Item 11.             Table of Contents                            Cover Page - Table of Contents


Item 12.             General Information and History              Not Applicable

Item 13.             Investment Objectives and Other Policies     Investment Policies; Investment Limitations


Item 14.             Management of the Fund                       Management of the Trust; The Trust and its

                                                                  Shareholders

Item 15.             Control Persons and Principal Holders of     Management of the Trust; The Trust and its
                     Securities                                   Shareholders

Item 16.             Investment Advisory and Other Services       Management of the Trust

Item 17.             Brokerage Allocation and Other Practices     Portfolio Transactions

Item 18.             Capital Stock and Other Securities           Determination of Net Asset Value; The Trust and
                                                                  its Shareholders

Item 19.             Purchase, Redemption and Pricing of          Determination of Net Asset Value; Additional
                     Securities Being Offered                     Purchase and Redemption Information

Item 20.             Tax Status                                   Taxation


Item 21.             Underwriters                                 Management of the Trust -Administrator and
                                                                  Distributor


Item 22.             Calculation of Performance Data              Performance Data

Item 23.             Financial Statements                         Financial Statements

THE CUTLER TRUST

PROSPECTUS

OCTOBER 30, 1998

INVESTMENT ADVISER:              ADMINISTRATOR:                DISTRIBUTOR:                  SHAREHOLDER ACCOUNT
Cutler & Company, LLC            Forum Administrative          Forum Financial Services,     INFORMATION:
503 Airport Road                 Services, LLCSM               Inc. (R)                        Forum Shareholder Services,
                                                                                             LLCSM

Medford, Oregon  97504           Two Portland Square           Two Portland Square           Two Portland Square
(541) 770-9000                   Portland, Maine  04101        Portland, Maine  04101        Portland, Maine  04101
(800) 228-8537                   (800) 237-3113                (800) 237-3113                Toll free (888) CUTLER4

--------------------------------------------------------------------------------

                           This Prospectus relates to

                            CUTLER EQUITY INCOME FUND
                        CUTLER APPROVED LIST EQUITY FUND

--------------------------------------------------------------------------------

The Cutler Trust (the "Trust") is an open-end, management investment company (a mutual fund). The Cutler Equity Income Fund and Cutler Approved List Equity Fund (individually a "Fund" and collectively the "Funds") are each diversified no-load portfolios of the Trust.

The CUTLER EQUITY INCOME FUND seeks as generous a current income as is consistent with diversification and long-term capital appreciation by investing selectively within the Cutler & Company Approved List. The CUTLER APPROVED LIST EQUITY FUND seeks current income and long-term capital appreciation by investing in at least 90% of the common stocks within the Cutler & Company Approved List. As the future is unknown, obviously there can be no assurance that either Fund will achieve its investment objectives.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information dated October 30, 1998. It contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. The Statement of Additional Information is available without charge by contacting Cutler & Company or the Trust's Distributor at the addresses or numbers listed above.


CONTENTS

                                                                     Page
1.     Expenses of Investing in the Trust..............................
2.     Financial Highlights............................................
3.     Investment Objectives and Policies..............................
4      Risk Considerations.............................................
5.     Management of the Trust.........................................
6.     Purchases and Redemptions of Shares............................
7.     Dividends and Tax Matters......................................
8.     Performance Information........................................
9.     The Trust and Its Shares.......................................


          PLEASE READ THIS PROSPECTUS BEFORE INVESTING IN EITHER OF THE
                   FUNDS, AND RETAIN IT FOR FUTURE REFERENCE.

      It contains important information about the Funds, their investments and the services available to shareholders.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. EXPENSES OF INVESTING IN THE TRUST

The purpose of the following table is to assist investors in understanding the various expenses that an investor in a Fund will bear directly or indirectly. There are no transaction charges associated with purchases or redemptions of Fund shares.


                                                                       Cutler            Cutler
                                                                       Equity        Approved List
         ANNUAL FUND OPERATING EXPENSES                                Income            Equity
           (as a percentage of average net assets)                      Fund              Fund
                                                                        ----              ----
           Investment Advisory Fee                                     0.75%             0.75%
           Other Expenses                                              0.35%             0.49%
                                                                       -----             -----
         Total Annual Fund Operating Expenses                          1.10%             1.24%



For a further description of the various expenses incurred in the operation of the Fund, see "Management of the Trust - Expenses."

EXAMPLE

You would pay the following expenses on a $1,000 investment in a Fund, assuming a 5% annual return and redemption at the end of each period:

                                                  One Year        Three Years       Five Years        Ten Years
                                                  --------        -----------       ----------        ---------

Cutler Equity Income Fund                           $11               $35               $61             $134
Cutler Approved List Equity Fund                    $13               $39               $68             $150


The example is based on the expenses listed in the table above and assumes the reinvestment of all dividends. The 5% annual return is not a prediction of and does not represent the Funds' projected returns; rather, the assumed 5% annual return is required by government regulation. THE EXAMPLE SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS


The following tables represent selected data for a single outstanding share of each Fund for the periods shown. Information for the periods was audited by Deloitte & Touche LLP, independent auditors. The Funds' financial statements for the fiscal year ended June 30, 1998 and independent auditors' report thereon are contained in the Annual Report of the Funds and are incorporated by reference into the Statement of Additional Information. Further information about each Fund's performance is contained in the Funds' Annual Report to shareholders, which may be obtained from the Trust without charge.


                                                                            CUTLER
                                                                            EQUITY
                                                                            INCOME
                                                                             FUND
                                                    ---------------------------------------------------------------------
                                                                          Year Ended
                                                                           June 30,
                                                    ---------------------------------------------------------------------

                                                      1998      1997         1996         1995        1994      1993(a)
                                                    ---------  --------   ----------  ---------  ----------   ----------
Net Asset Value, Beginning of Period                   $16.06   $12.95         $10.96       $9.56      $9.95      $10.00
                                                    --------- ---------  -------------  ----------  ---------  ----------
Investment Operations:
     Net Investment Income                               0.19     0.24           0.35     0.36(b)       0.27        0.10
     Net Realized and Unrealized
       Gain (Loss) on Investments                        3.05     4.30           2.13        1.40     (0.40)      (0.05)
                                                    -------------------  -------------  ----------  ---------  ----------
Total from Investment Operations                         3.24     4.54           2.48        1.76     (0.13)        0.05
                                                    -------------------  -------------  ----------  ---------  ----------
Distributions
From:
     Net Investment Income                             (0.19)   (0.24)         (0.35)      (0.34)     (0.26)      (0.10)
     Net Realized Gain on Investments                  (1.51)   (1.19)         (0.14)      (0.02)       0.00        0.00
                                                    ---------------------   ----------  ---------  ----------   ----------
Total                                                  (1.70)   (1.43)         (0.49)      (0.36)     (0.26)      (0.10)
Distributions
                                                    ----------------------  ----------  ---------  ----------   ----------
Net Asset Value, End of Period                         $17.60   $16.06         $12.95      $10.96      $9.56       $9.95
                                                    ======================  ==========  =========  ==========  ==========

Total Return                                           21.60%   37.65%         22.93%      18.63%    (1.37%)    0.90%(c)

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)           $77,482  $62,523        $46,285     $41,470    $19,706      $2,583
Ratios to Average Net Assets:
    Expenses Including Reimbursement/Waiver             1.10%    1.17%          0.98%       0.97%      1.00%    0.98%(c)
    Expenses Excluding Reimbursement/Waiver             1.10%    1.17%          0.98%       0.97%      1.45%    3.69%(c)
    Net Investment Income
       Including Reimbursement/Waiver                   1.14%    1.67%          2.81%       3.49%      3.49%    2.23%(c)
Portfolio Turnover Rate                               118.59%   23.22%         57.08%      43.37%     42.83%      32.04%
Average Commission Rate(d)                            $0.0532  $0.0509        $0.0525           -          -

(a) The Fund commenced operations on December 30, 1992.
(b) Calculated using the weighted average number of shares outstanding.
(c) Annualized.
(d) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase or sale of equity securities.


                                                                          CUTLER
                                                                      APPROVED LIST
                                                                       EQUITY FUND

                                                --------------------------------------------------------------------------
                                                                        Year Ended
                                                                         June 30,
                                                --------------------------------------------------------------------------

                                                  1998       1997          1996          1995        1994       1993(a)
                                                --------------------- --------------- ------------ ----------  -----------

Net Asset Value, Beginning  of Period              $18.33     $14.18          $11.71        $9.78     $10.09       $10.00
                                                --------------------- --------------- ------------ ----------  -----------
Investment Operations:
     Net Investment Income                           0.13       0.18            0.21      0.24(b)       0.21         0.08
     Net Realized and Unrealized
        Gain (Loss) on Investments                   4.19       4.20            2.47         1.92     (0.31)         0.09
                                                --------------------- --------------- ------------ ----------  -----------
Total from Investment Operations                     4.32       4.38            2.68         2.16     (0.10)         0.17
                                                ---------------------  -------------- ------------ ----------  -----------
Distributions From:
     Net Investment Income                         (0.13)     (0.18)          (0.21)       (0.23)     (0.21)       (0.08)
     Net Realized Gain on Investments              (1.50)     (0.05)            0.00         0.00       0.00         0.00
                                                ---------------------  -------------- ------------ ----------  -----------
Total Distributions                                (1.63)     (0.23)          (0.21)       (0.23)     (0.21)       (0.08)
                                                -----------  -------------- ------------ ----------  ---------  ----------
Net Asset Value, End of Period                     $21.02     $18.33          $14.18       $11.71      $9.78       $10.09
                                                ===========  ============== ============ ==========  =========  ==========

Total Return                                       24.90%     31.18%          23.01%       22.33%    (1.07%)     3.31%(c)

Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)       $41,085    $35,277         $30,248      $21,890    $12,620       $3,618
Ratios to Average Net Assets:
    Expenses Including Reimbursement/Waiver         1.24%      1.25%           1.05%        1.00%      1.00%     0.98%(c)
    Expenses Excluding Reimbursement/Waiver         1.24%      1.25%           1.13%        1.23%      1.78%     4.53%(c)
    Net Investment Income
       Including Reimbursement/Waiver               0.65%      1.15%           1.65%        2.20%      2.43%     2.27%(c)
Portfolio Turnover Rate                            49.61%      3.86%           8.97%       23.42%     22.27%       10.88%
Average Commission Rate(d)                        $0.0565    $0.0600         $0.0569            -          -            -

(a) The Fund commenced operations on December 30, 1992.
(b) Calculated using the weighted average number of shares outstanding.
(c) Annualized.
(d) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase or sale of equity securities.

3. INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

The investment objective of the CUTLER EQUITY INCOME FUND is to seek as generous a current income as is consistent with diversification and long-term capital appreciation by investing within the Cutler & Company Approved List (the "Approved List").

The investment objective of the CUTLER APPROVED LIST EQUITY FUND is to seek current income and long-term capital appreciation by investing in at least 90% of the common stocks within the Approved List.

As the future is unknown, obviously there can be no assurance that any of these objectives will be achieved.

INVESTMENT POLICIES


CUTLER EQUITY INCOME FUND AND CUTLER APPROVED LIST EQUITY FUND. The Funds will invest only in the equity securities of the companies on Cutler & Company's Approved List. Each company on the Approved List is listed on the New York Stock Exchange and meets the following specific criteria. Each of the companies or its predecessor (1) paid dividends continuously for at least 20 years, without any reduction in the rate; (2) has commercial paper rated Prime-1 and senior debt rated at least A by Moody's Investors Service, Inc. or similarly rated by another rating agency, or if no ratings are published, determined to be of similar quality by Cutler & Company; (3) has annual sales, assets and market value of at least $1 billion; and (4) in Cutler & Company's opinion has wide ownership among major institutional investors and very liquid markets. In addition, each company is subjected to such other analysis as may appear prudent including but not limited to the company's historical yield patterns, payout ratios and debt coverage ratios. The current Approved List and its entire history are available to any shareholder by contacting Cutler & Company or the Trust.


Trades by the Funds normally are made by Cutler & Company primarily to maintain quality (adhering to the Approved List) and to rebalance the portfolio; the Cutler Equity Income Fund will also trade within the Approved List to improve its yield. The Funds normally will remain as fully invested as possible, considering cash flow and possible transactional delays, and may invest their cash holdings in high-quality, short-term money market instruments as described below. The Funds will be rebalanced periodically to maintain holdings weighted to reflect the anticipated total return of each Fund's portfolio securities. Such rebalancing may result in substantial "tilts" (a heavier weighting on some issues). Whereas the Cutler Approved List Equity Fund holds at least 90% of common stocks within the Approved List, the Cutler Equity Income Fund will hold approximately 20 to 30 of those stocks. Under normal conditions, each Fund will invest at least 65% of its total assets in the income producing equity securities in the Approved List.


OTHER POLICIES. Unless approved by the holders of a majority of a Fund's outstanding voting securities, a Fund may not change its investment objective, borrow money, invest in the securities of foreign issuers or purchase securities through a foreign market, invest in options or futures contracts, sell securities short, lend its securities, invest in repurchase agreements or engage in certain other activities, as more fully described in the Funds' Statement of Additional Information. Except as otherwise indicated, investment policies of a Fund may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval. Each Fund's net asset value will fluctuate.

For  temporary  defensive  purposes,  each  Fund  may  invest  in cash or in the following types of high quality, short-term money market instruments: (1) certificates of deposit and interest-bearing savings deposits of domestic commercial banks, (2) money market mutual funds and (3) short-term U.S. Government Securities.

The frequency of each Fund's portfolio transactions will vary from year to year and is driven by the investment policies of each Fund as described above. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. For more details about the portfolio turnover rate of each Fund, see "Financial Highlights".

4. RISK CONSIDERATIONS


Cutler Equity Income Fund and Cutler Approved List Equity Fund invest only in the equity securities of the companies on the Approved List. Over time, stocks have shown greater growth potential than other types of securities. Although the companies on the Approved List meet specific criteria for stability, credit quality and the prospect of good earnings, their stock prices can fluctuate dramatically in response to company, market, or economic news. These Funds alone do not constitute a balanced investment plan. When you sell your Fund shares, they may be worth more or less than you paid for them.


5. MANAGEMENT OF THE TRUST

The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and generally meets quarterly to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust.

INVESTMENT ADVISER


Cutler & Company serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust. Subject to the general control of the Board, Cutler & Company makes and executes investment decisions for each Fund. For its services, Cutler & Company receives an advisory fee from each Fund at an annual rate of 0.75% of each Fund's average daily net assets. Cutler & Company has voluntarily agreed to waive its fees or reimburse expenses of the Funds to the extent the Approved List or Equity Income Fund's expenses exceed 1.25% of its annual average daily net until June 30, 1999.

Cutler & Company is a registered investment adviser and provides investment management services to various individual and institutional clients, including financial institutions, public and private pension funds, profit-sharing plans, charitable corporations and private trust funds. As of the date of this Prospectus, Cutler & Company provided investment management services with respect to assets of approximately $1.3 billion, including the Funds.

Mr. Kenneth R. Cutler, the Portfolio Manager for the Cutler Equity Income Fund and co-Portfolio Manager for the Cutler Approved List Fund, entered the investment business in 1945; between 1953 and 1962 he was principal operating and investment officer of two mutual funds; between 1962 and 1977 he held various investment positions; in 1977 he founded Cutler & Company, Inc. Mr. Cutler is the Chairman and Vice President of the Trust.

Mr. Robert W. Lamberti, CFA, co-Portfolio Manager for the Cutler Approved List Fund, received his B.S. from Purdue University and his M.B.A. in Finance from Temple University in 1995. From 1993 to 1995, Mr. Lamberti was an Economic Analyst and Treasury Analyst for the Rohm and Haas Company. From 1995 to 1997, Mr. Lamberti was a Senior Financial Analyst in the Emulsion Polymers Division at Air Products and Chemicals, Inc. From 1997 to April, 1998, he was a Senior Analyst at Value Research Corporation. In April, 1998, Mr. Lamberti joined Cutler & Company as an assistant Portfolio Manager and was promoted to co-Portfolio Manager for the Cutler Approved List Fund in August, 1998.

Effective December 31, 1995, Cutler & Company, Inc. reorganized as a California limited liability company, Cutler & Company, LLC. The firm is now 100% employee-owned, with the Chief Executive Officer, the Chief Operating Officer, two Senior Portfolio Managers and the Director of Marketing all owners.

YEAR 2000. Like other mutual funds, financial and other business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by Cutler & Company and other service providers to the Funds do not properly process and calculate date-related information and data from and after January 2000. Cutler & Company and the administrator are taking steps to address the Year 2000 issue with respect to the computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.


ADMINISTRATION AND DISTRIBUTION


ADMINISTRATOR. Pursuant to a management agreement with the Trust, Forum Administrative Services, LLC ("FAdS") located at Two Portland Square, Portland, Maine 04101, supervises the overall management of the Trust, including overseeing the Trust's receipt of services, advising the Trust and the Trustees on matters concerning the Trust and its affairs, and, at the Board's request, providing the Trust with general office facilities and certain persons to serve as officers. For its administrative services, FAdS receives a fee from the Trust with respect to each Fund at an annual rate of 0.10% of the Fund's average daily net assets.


DISTRIBUTOR. Forum Financial Services, Inc. ("FFSI"), serves as the Trust's distributor and, as agent of the Trust, offers for sale shares of the Funds. FFSI, whose address is Two Portland Square, Portland, Maine 04101, is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICES


TRANSFER AGENT. Shareholder inquiries and communications concerning a Fund may be directed to Forum Shareholder Services, LLC ("FSS"), Two Portland Square, Portland, Maine 04101, which acts as the Funds' transfer agent and dividend disbursing agent. FSS maintains for each shareholder of record, an account
(unless such accounts are maintained by sub-transfer agents or processing agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. FSS also performs other transfer agency and shareholder-related functions.

The Trust has adopted a shareholder services plan providing that the Trust may obtain the services of Cutler & Company and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust has authorized FAdS to enter into agreements pursuant to which the shareholder servicing agents perform certain shareholder services not otherwise provided by FAdS. For these services, the Trust may pay the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares of a Fund owned by investors for which the shareholder servicing agent maintains a servicing relationship.

Among the services that may be provided by FAdS or by shareholder servicing agents are: answering customer inquiries regarding account matters; assisting shareholders in designating and changing various account options; aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports to shareholders and tabulating proxies; processing dividend payments and providing subaccounting services for Fund shares held beneficially; and providing such other services as the Trust or a shareholder may request.

ACCOUNTING  SERVICES.  Forum  Accounting  Services,  LLCSM  ("FAcS"),   performs
portfolio accounting services for the Funds, including determination of each Fund's net asset value per share.


FORUM FINANCIAL GROUP


FAdS, FFSI, FSS and FAcS are affiliates of Forum Financial Group, LLCSM ("FFG"). FFG, together with its affiliates, provides a full range of services to the investment company and financial services industry. As of the date of this Prospectus, FFG provided services to registered investment companies and collective investment funds with assets of approximately $47 billion. John Y. Keffer, a Trustee and President of the Trust, is the sole shareholder (directly and indirectly) and director of FFG, which owns (directly or indirectly) FAdS, FFSI, FSS, and FAcS.

EXPENSES


 The Trust is obligated to pay all of the Trust's expenses. For more details about the expenses of each Fund, see "Financial Highlights".


6. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL

You may purchase or redeem shares of the Funds without a sales charge at their net asset value on any weekday except days when the New York Stock Exchange is closed, normally, New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas ("Fund Business Day"). The net asset values of the Funds are calculated at 4:00 p.m., Eastern Time on each Fund Business Day. SEE "Determination of Net Asset Value."


PURCHASES. Fund shares are issued at a price equal to the net asset value per share next determined after an order in proper form is accepted by FSS. The Trust reserves the right to reject any subscription for the purchase of its shares and may, in Cutler & Company's discretion, accept portfolio securities in lieu of cash as payment for Fund shares. Shares may not be available for purchase in every state. Fund shares become entitled to receive dividends on the same day the shares are issued to an investor.

REDEMPTIONS. There is no redemption charge, no minimum period of investment, and no restriction on frequency of redemptions. Shares are redeemed at a price equal to the net asset value per share next determined following acceptance by FSS of the redemption order in proper form (and any supporting documentation which FSS may require). Shares redeemed are not entitled to participate in dividends declared on the day on which a redemption becomes effective.

The date of payment of redemption proceeds may not be postponed for more than seven days after shares are tendered to FSS for redemption by a shareholder of record. The right of redemption may not be suspended except in accordance with the provisions of the Investment Company Act of 1940.

MINIMUM INVESTMENTS. There is a $25,000 ($2,000 for IRA's) minimum for initial investments in each Fund. There is no minimum for subsequent investments made by check or bank wire and a $100 minimum for transfers under the Automatic Investment Plan. The Trust and the Administrator each reserves the right to waive the minimum investment requirement.


ACCOUNT STATEMENTS. Shareholders will receive from the Trust periodic statements listing account activity during the statement period.


SHARE CERTIFICATES. FSS maintains a shareholder account for each shareholder. The Trust does not issue share certificates.


PURCHASE AND REDEMPTION PROCEDURES

You may obtain the account application necessary to open an account by calling toll free 888-CUTLER4 or by writing The Cutler Trust at P.O. Box 446, Portland, Maine 04112.

INITIAL PURCHASE OF SHARES

MAIL. Investors may send a check made payable to "The Cutler Trust" with a completed account application to:

         The Cutler Trust
         P.O. Box 446
         Portland, Maine 04112


Checks are accepted at full value subject to collection. All checks must be drawn on a United States bank. If a check is returned unpaid, the purchase will be canceled, and the investor will be liable for any resulting losses or fees incurred by a Fund, Cutler & Company or FSS.

For individual or Uniform Gift to Minors Act accounts, the check or money order used to purchase shares of a Fund must be made payable to "The Cutler Trust" or to one or more owners of that account and endorsed to The Cutler Trust. For corporation, partnership, trust, 401(k) plan or other non-individual type accounts, the check used to purchase shares of a Fund must be made payable on its face to "The Cutler Trust." No other method of payment by check will be accepted. All purchases must be paid in U.S. dollars; checks must be drawn on U.S. banks. Payment by Traveler's Checks is prohibited.

BANK WIRE. To make an initial investment in a Fund using the fedwire system for transmittal of money between banks, you should first telephone FSS at 207-879-0001 or toll free at 888-CUTLER4 to obtain an account number. You should then instruct a member commercial bank to wire your money immediately to:


         BankBoston
         Boston, Massachusetts
         ABA # 011000390

                    For Credit to: Forum Shareholder Services, LLC Account # 541-54171
                    The Cutler Trust: (Name of Fund)

                    (Investor's Name)
                    (Investor's Account Number)

You should then promptly complete and mail the account application.

If you plan to wire funds, you should instruct your bank early in the day so the wire transfer can be accomplished the same day. Your bank may assess charges for transmitting the money by bank wire and for use of Federal Funds. The Trust does not charge investors for the receipt of wire transfers. Payment in the form of a bank wire received prior to 4:00 p.m., Eastern Time on a Fund Business Day will be treated as a Federal Funds payment received before that time.

THROUGH FINANCIAL INSTITUTIONS. You may purchase and redeem shares of the Funds through brokers and other financial institutions that have entered into sales agreements with FFSI. These institutions may charge a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any institution to promptly forward these requests.


If you purchase shares through a broker-dealer or financial institution, your purchase will be subject to its procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. You should acquaint yourself with the institution's procedures and read this Prospectus in conjunction with any materials and information provided by your institution. If you purchase Fund shares in this manner, you may or may not be the shareholder of record and, subject to your institution's and the Funds' procedures, may have Fund shares transferred into your name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

SUBSEQUENT PURCHASES OF SHARES


You may purchase additional shares of a Fund by mailing a check or sending a bank wire as indicated above. Shareholders using the wire system for subsequent purchases should first telephone FSS at 207-879-0001 or toll free at 888-CUTLER4 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.


AUTOMATIC INVESTMENT PLAN. Shareholders may also purchase additional Fund shares at regular, preselected invervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. The minimum initial investment is $25,000 and the minimum subsequent investment is $100. Under the program, existing shareholders may authorize amounts to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from FSS. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to FSS.

REDEMPTION OF SHARES


Redemption requests will not be effected unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing in a Fund through wire transfers. If FSS receives a redemption request by 4:00 p.m. Eastern Time, the redemption proceeds normally are paid on the next business day, but in no event later than seven days after redemption, by check mailed to the shareholder of record at his or her record address. Shareholders that wish to redeem shares by telephone or by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may be modified or terminated by the Trust at any time.


Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $10,000 ($2,000 for IRAs). The Fund will not redeem accounts that fall below these amounts solely as a result of a reduction in net asset value of the Fund's shares.


REDEMPTION BY MAIL. You may redeem all or any number of your shares by sending a written request to FSS at the address above. You must sign all written requests for redemption and provide a signature guarantee. SEE "Other Redemption Matters."

TELEPHONE REDEMPTIONS. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling FSS at 207-879-0001 or toll free at 888-CUTLER4. In response to the telephone redemption instruction, a Fund will mail a check to the shareholder's record address. If the shareholder has elected wire redemption privileges, FSS may wire the proceeds as set forth below under "Bank Wire Redemptions."

In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust and FSS will employ reasonable procedures to confirm that such instructions are genuine. Shareholders must provide FSS with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification. The Trust or FSS may employ other procedures such as recording certain transactions. If such procedures are followed, neither FSS nor the Trust will be liable for any losses due to unauthorized or fraudulent redemption requests. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, it may be difficult to make a redemption by telephone. If you cannot reach FSS by telephone, you may mail or hand-deliver your request to FSS at Two Portland Square, Portland, Maine 04101.

OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption. In addition, a signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. Such guarantee must have "Signature Guaranteed" stamped under each signature and must be signed by the eligible institution.

The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned as undeliverable, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

BANK WIRE REDEMPTIONS. If you have elected wire redemption privileges, a Fund will, upon request, transmit the proceeds of any redemption greater than $10,000 by Federal Funds wire to a bank account designated on your account application. If you wish to request bank wire redemptions by telephone, you must also elect telephone redemption privileges.


EXCHANGE PRIVILEGE


Shareholders of a Fund may exchange their shares for shares of the other Fund, the Daily Assets Government Fund, a money market fund managed by FAdS and a separate series of Forum Funds (R) or the Investors Bond Fund, also a separate series of Forum Funds managed by FAdS. You may receive a copy of the prospectus for the Daily Assets Government Fund or the Investors Bond Fund by writing FSS or calling toll free at 888-CUTLER4. No sales charges are imposed on exchanges between a Fund and the Daily Assets Government Fund. Exchanges into the Investors Bond Fund are subject to the fees charged by that fund as set forth in the Investor Bond Fund's prospectus.

EXCHANGE PROCEDURES. You may request an exchange by writing to FSS at Two Portland Square, Portland, Maine 04101. The minimum amount for an exchange to open an account in the Daily Assets Government Fund or the Investors Bond Fund is $2,500. Exchanges may only be made between identically registered accounts. You do not need to complete a new account application, unless you are requesting different shareholder privileges for the new account. The Trust reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time. There is no charge for the exchange privilege or limitation as to frequency of exchanges.

An exchange of shares in a Fund pursuant to the exchange privilege is, in effect, a redemption of Fund shares (at net asset value) followed by the purchase of shares of the investment company into which the exchange is made (at net asset value) and may result in a shareholder realizing a taxable gain or loss for Federal income tax purposes. The exchange privilege is available to shareholders residing in any state in which shares of the Daily Assets Government Fund or the Investors Bond Fund, as applicable, may legally be sold.

TELEPHONE EXCHANGES. If you have elected telephone exchange privileges, you may request an exchange by calling FSS toll free at 888-CUTLER4. Neither the Trust nor FSS are responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized telephone exchange requests. The Trust employs reasonable procedures to insure that telephone orders are genuine and, if it does not, may be liable for any losses due to unauthorized transactions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.


RETIREMENT ACCOUNTS


The Funds may be a suitable investment vehicle for part or all of the assets held in Traditional or Roth individual retirement accounts (collectively "IRAs"). An IRA account application form may be obtained by contacting the Trust at 888-CUTLER4. Generally, all contributions and investment earnings in an IRA will be tax-deferred until withdrawn. In the case of a Roth IRA, if certain requirements are met, investment earnings will not be taxed even when withdrawn. Individuals may make IRA contributions of up to a maximum of $2,000 annually. Only contributions to Traditional IRAs may be tax-deductible. However, the deduction will be reduced if the individual or, in the case of a married individual, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. The ability of an individual to make contributions to a Roth IRA is restricted if the individual (or, the individual and spouse, if married) has adjusted gross income above certain levels.

The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important Federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.


DETERMINATION OF NET ASSET VALUE


The Trust determines the net asset value per share of each Fund as of the close of regular trading on the New York Stock Exchange (normally 4:00 P.M., Eastern
Time) on each Fund Business Day by dividing the value of the Fund's net assets (the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.


7. DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of each Fund's net investment income are declared and paid quarterly. Distributions of capital gain, if any, realized by each Fund are made annually. Fund shares become entitled to receive dividends and distributions on the day the shares are issued. Shares redeemed are not entitled to receive dividends or distributions declared after the day on which the redemption becomes effective.

Shareholders may choose either to have dividends and distributions reinvested in shares of the Fund or received in cash. All dividends and distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.


If reinvested, income dividends generally are invested at a Fund's net asset value as of the last day of the quarter with respect to which the dividends are paid. Capital gain distributions are reinvested at the net asset value of a Fund on the payment date for the distribution. Unless a shareholder elects otherwise, all dividends and distributions are reinvested.


TAXES


Dividends paid by a Fund out of its net investment income and any realized net short-term capital gain are taxable to shareholders as ordinary income. Distributions by a Fund of net capital gain which the Fund designates as "capital gain dividends" are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held his shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any capital gain distribution received on those shares.

Any dividend or distribution from a Fund received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the dividend or distribution. To the extent that the income or gain comprising a dividend or distribution was accrued by a Fund before the shareholder purchased the shares, the dividend or distribution would be in effect a return of capital to that shareholder. All dividends and distributions (including those that operate as a return of capital), however, are taxable as described above to the shareholder receiving them regardless of the length of time the shareholder may have held the shares prior to the dividend or distribution.


It is expected that a portion of each Fund's dividends to shareholders will qualify for the dividends received deduction for corporations.


Upon a sale or other disposition of Fund shares, a shareholder may realize a capital gain or loss which may be long-term or short-term, depending on the shareholder's holding period for the shares.

Each Fund may be required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to a Fund is correct and that the shareholder is not subject to backup withholding for prior under-reporting to the Internal Revenue Service.


Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year. The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

8. PERFORMANCE INFORMATION


The Funds may quote their performance in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of a Fund for a stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses, if any, during the period. Because average annual returns tend to smooth out variations in a Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results.

The Funds' advertisements may refer to ratings and rankings among similar funds by independent evaluators such as Lipper Analytical Services, Inc., CDA/Wiesenberger or Morningstar. In addition, the performance of a Fund may be compared to recognized indices of market performance. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.


9. THE TRUST AND ITS SHARES

The Trust was organized as a Delaware business trust on October 2, 1992. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest of separate series, with no par value per share. Except for the Funds, no other series of shares are currently authorized. The Board may, without shareholder approval, issue the shares in an unlimited number of separate series and may in the future divide existing series into two or more classes.

Shares issued by the Trust have no conversion, subscription or preemptive rights. Shareholders of a Fund have equal and exclusive rights to dividends and distributions declared by that Fund and to the net assets of that Fund upon liquidation or dissolution. Voting rights are not cumulative and the shares of each series (the Funds) of the Trust will be voted separately except when an aggregate vote is required by law. The Trust does not hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by law. Shareholders have available certain procedures for the removal of trustees. The Trust will call a shareholder meeting for the purpose of removing a trustee when 10% of the outstanding shares call for a meeting and will assist in certain shareholder communications.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

THE CUTLER TRUST

CUTLER EQUITY INCOME FUND
CUTLER APPROVED LIST EQUITY FUND

INVESTMENT ADVISER:              ADMINISTRATOR:                DISTRIBUTOR:                 SHAREHOLDER ACCOUNT
Cutler & Company, LLC            Forum Administrative          Forum Financial Services,    INFORMATION:
503 Airport Road                 Services, LLCSM               Inc.(R)                        Forum Shareholder Services, LLCSM
Medford, Oregon  97504           Two Portland Square           Two Portland Square          Two Portland Square
(541) 770-9000                   Portland, Maine  04101        Portland, Maine  04101       Portland, Maine  04101
(800) 228-8537                   (800) 237-3113                (800) 237-3113               Toll free (888) CUTLER4


--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
October 30, 1998


This Statement of Additional Information supplements the Prospectus offering shares of the Cutler Equity Income Fund and the Cutler Approved List Equity Fund (each a "Fund" and collectively the "Funds"), two portfolios of The Cutler Trust (the "Trust"), and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Shareholder Servicing Agent at the address listed above.


TABLE OF CONTENTS
                                                              Page


1.   Investment Policies........................................
2.   Investment Limitations.....................................
3.   Management of the Trust....................................
           Cutler & Company
           Administrator and Distributor
           Transfer Agent and Fund Accountant
           Custodian and Auditor
           Expenses
4.   Determination of Net Asset Value...........................
5.   Portfolio Transactions.....................................
6.   Additional Purchase and Redemption Information............
           Exchanges Between Funds
           Additional Redemption Matters
7.   Taxation..................................................
8.   The Trust and its Shareholders............................
9.   Performance Data..........................................
           Yield Calculations
           Total Return Calculations
10.  Financial Statements......................................


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  INVESTMENT POLICIES


Except for cash balances, the Cutler Equity Income Fund and the Cutler Approved List Equity Fund invest in securities on the Cutler & Company Approved List (the "Approved List"). Each Fund may invest in shares of other investment companies to the extent permitted under the Investment Company Act of 1940 (the "1940 Act"), in which case a Fund would bear its pro rata portion of the other investment company's expenses.


As a fundamental policy of each Fund, no portfolio transactions may be executed with Cutler & Company or any of its affiliates. See "Portfolio Transactions."


2.  INVESTMENT LIMITATIONS


Each Fund has adopted the following fundamental investment limitations. These limitations, along with any investment policies deemed to be fundamental, cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. Each Fund may not:


(1) With respect to 75% of its assets, purchase a security other than an obligation issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer.

(2) Purchase a security other than a U.S. Government Security if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry.

(3) Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(4) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) Purchase or sell physical commodities or contracts relating to physical commodities; borrow money; invest in the securities of foreign issuers or purchase securities through a foreign market; purchase or write options or invest in futures contracts; or purchase securities on margin or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(6) Issue senior securities except as appropriate to evidence indebtedness that the Fund may be permitted to incur, and provided that the Fund may issue shares of series or classes that the Board of Trustees (the "Board") may establish.

(7) Enter into repurchase agreements, lend securities or otherwise make loans; except through the purchase of debt securities that may be purchased by the Fund.

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Each Fund may not:

(a) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if, as a result, more than 5% of the value of the Fund's total assets would be so invested.

(b) Invest in or hold securities of any issuer other than the Fund if, to the Fund's knowledge, those Trustees and officers of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

(c) Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Fund may invest in securities issued by companies engaged in such activities.

(d) Acquire securities that are not readily marketable ("illiquid") or are subject to restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation.

3.  MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.


* BROOKE C. ASHLAND, Trustee (age 47).


          Ms. Ashland is currently Chief Executive Officer and Manager of Cutler & Company, LLC. Prior thereto she was President, Trustee Investment Services, Inc. (financial services marketing firm) 1990-1994. Ms. Ashland has been associated with Cutler & Company since 1977 in various capacities such as Assistant to the Chairman, CFO and Secretary. Her address is 503 Airport Road, Medford, Oregon 97504.


* KENNETH R. CUTLER, Trustee, Chairman of the Board and Vice President (age 78).


          Principal Portfolio Manager of the Funds and Investment Committee Member, Cutler & Company, LLC (registered investment adviser). His address is 503 Airport Road, Medford, Oregon 97504.


* JOHN Y. KEFFER, Trustee and President (age 56).

          John Y. Keffer is the sole shareholder (directly and indirectly) and director of Forum Financial Group, LLC, which owns (directly or indirectly) Forum Financial Services, Inc. (registered broker-dealer), Forum Shareholder Services, LLC (registered transfer agent), Forum Accounting Services, LLC (registered fund accountant), and Forum Investment Advisors, LLCSM (registered investment adviser). Mr. Keffer is also a director and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator. His address is Two Portland Square, Portland, Maine 04101.

DR. HATTEN S. YODER, JR., Trustee (age 77).


          Director Emeritus, Geophysical Laboratory, Carnegie Institution of Washington and consultant to the Los Alamos National Laboratory. Dr. Yoder has been a director of the Geophysical Laboratory and consultant to the Los Alamos National Laboratory since 1971. His address is 6709 Melody Lane, Bethesda, Maryland 20817.


ROBERT B. WATTS, JR., Trustee (age 67).


          Counsel, Northhaven Associates (private legal practice) since 1990. His address is 2230 Brownsboro Highway Eagle Point, Oregon 97524.


CAROL FISCHER, Vice President, Assistant Secretary and Assistant Treasurer (age 42).


          Chief Operating Officer of Cutler & Company, LLC (registered investment adviser). Prior thereto, Ms. Fischer was associated with Cutler & Company in various capacities. Her address is 503 Airport Road, Medford, Oregon 97504.


STEPHEN J. BARRETT, Vice President (age 31)

          Manager of Client Services, Forum Financial Services, Inc., with which he has been associated since September 1996. Prior to joining Forum, Mr. Barrett spent two and a half years at Fidelity Investments where he served as a Senior Product Manager. Prior to that, he was a Securities Analyst for two and a half years with Bingham, Dana & Gould in Boston, Massachusetts. Mr. Barrett also is an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

D. BLAINE RIGGLE, Secretary (age 31)

          Assistant Counsel, Forum Financial Services, Inc., with which he has been associated since 1998. Prior thereto, Mr. Riggle was Associate Counsel for Wright Express Corporation from 1997 to 1998 and for three years thereto was an associate with the law firm of Friedman, Babcock & Gaythwaite in Portland, Maine. Mr. Riggle also is an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

SARA M. MORRIS, Treasurer (age 35),

          Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994, Ms. Morris was Controller of Wright Express Corporation and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Morris is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

DAWN TAYLOR, Assistant Treasurer (age 34),

          Tax Manager, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1986-1994, Ms. Taylor was a Tax Consultant for The New England Mutual Life Insurance Company, Boston, Massachusetts. Ms. Taylor is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

MARCELLA A. COTE, Assistant Secretary (age 51)

          Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1998. Prior thereto, from 1997 to 1998, Ms. Cote was a budget analyst for the Maine Automated Child Welfare Information System, a federally funded project of the Maine Department of Human Services. From 1991 to 1997, Ms. Cote acted as staff to the Maine Inter-departmental Committee on Transition. Ms. Cote is also an officer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.


* John Y. Keffer, Brooke C. Ashland and Kenneth R. Cutler are interested persons of the Trust as that term is defined in the 1940 Act. Kenneth R. Cutler is Brooke C. Ashland's father.


For the fiscal year ended June 30, 1998, the aggregate compensation paid to the Trustees of the Trust by the Funds is as follows: Dr. Hatten S. Yoder, Jr., $10,684.18; Mr. Robert B. Watts, Jr., $12,897.51. Messrs. Cutler, Keffer and Ms. Ashland received no compensation for their services as a Trustee for the past year and no officer of the Trust is compensated by the Trust. Non-interested Trustees are reimbursed for travel and related expenses incurred in attending meetings of the Board.

CUTLER & COMPANY

Under an Investment Advisory Agreement with the Trust (the "Agreement"), Cutler & Company furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund.

The Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the Agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Agreement. The Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by Cutler & Company on 60 days' written notice, and will automatically terminate in the event of its assignment. The Agreement also provides that, with respect to each Fund, Cutler & Company shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.


As compensation for the services rendered and related expenses borne by Cutler & Company under the Investment Advisory Agreement, the Trust pays Cutler & Company a fee, computed daily and payable monthly, equal to 0.75% per annum of each Fund's average daily net assets. The following table shows the dollar amount of fees payable under the Investment Advisory Agreements between Cutler & Company and the Trust with respect to each Fund, the amount of fee that was waived by Cutler & Company, if any, and the actual fee received by Cutler & Company. The data are for the past three fiscal years.

                                                      Advisory Fee         Advisory Fee           Advisory Fee
                                                        Payable               Waived                Retained
                                                        -------               ------                --------
CUTLER EQUITY INCOME FUND

         Year Ended June 30, 1998                        $520,630                    $0              $520,630
         Year Ended June 30, 1997                         385,655                     0               385,655
         Year Ended June 30, 1996                         244,542                     0               244,542



CUTLER APPROVED LIST EQUITY FUND

         Year Ended June 30, 1998                        $279,760                    $0              $279,760
         Year Ended June 30, 1997                         230,877                     0               230,877
         Year Ended June 30, 1996                         147,509                 4,351               143,158


ADMINISTRATOR AND DISTRIBUTOR


Forum Administrative Services, LLC ("FAdS") supervises the overall management of the Trust (which includes, among other responsibilities, monitoring of performance and billing of the transfer agent and custodian and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities pursuant to a Management Agreement with the Trust. The Management Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal each year thereafter for an additional term of one year.

The Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to any Fund by vote of that Fund's shareholders or by either party on not more than 60 days' written notice.

The Management Agreement also provides that FAdS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS' duties or by reason of reckless disregard of its obligations and duties under the Management Agreement.

At the request of the Board, FAdS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of FAdS, Cutler & Company or their affiliates.

For its services under the Management Agreement, FAdS receives with respect to each Fund an annual fee, computed daily and payable monthly, equal to 0.10% of the average daily net assets of each Fund. The following table shows the dollar amount of fees payable under the Management Agreements between FAdS and the Trust with respect to each Fund.


                                                       Management Fee
                                                          Payable
                                                          -------
CUTLER EQUITY INCOME FUND

         Year Ended June 30, 1998                         $69,417
         Year Ended June 30, 1997                          51,421
         Year Ended June 30, 1996                          45,027



CUTLER APPROVED LIST EQUITY FUND

         Year Ended June 30, 1998                         $37,301
         Year Ended June 30, 1997                          30,783
         Year Ended June 30, 1996                          26,997


Forum Financial Services, Inc. ("FFSI") is the Trust's distributor and acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to a separate Distribution Agreement. The Distribution Agreement provides for an initial term of twelve months from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders, and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Distribution Agreement. All subscriptions for Shares obtained by Forum are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. FFSI receives no compensation or reimbursement of expenses for the distribution services provided pursuant to the Distribution Agreement.

The Distribution Agreement provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FFSI's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement. The Distribution Agreement also provides for certain indemnification of FFSI.

The Distribution Agreement is terminable with respect to a Fund without penalty by the Trust on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by FFSI on 60 days' written notice, and will automatically terminate in the event of its assignment.

TRANSFER AGENT


Effective September 28, 1998, Forum Shareholder Services, LLC ("FSS") acts as transfer agent and dividend disbursing agent for the Trust pursuant to a Transfer Agency and Services Agreement. The Transfer Agency Agreement provides for an initial term of twelve months from its effective date with respect to a Fund and for its automatic renewal for successive twelve month periods thereafter. Cutler & Company may act as a sub-transfer agent or processing agent. For its services, FSS is paid a fee at an annual rate of $12,000 per year plus certain account charges and is reimbursed for certain expenses incurred on behalf of the Funds. Prior to September 28, 1998, Forum

Financial Corp. ("FFC") acted as transfer agent for the Trust pursuant to a Transfer Agency and Services Agreement with the Trust.

The following table shows the dollar amount of fees payable under the Transfer Agency and Services Agreement between FFC and the Trust with respect to each Fund.


                                                   Transfer Agent Fee
                                                         Payable
                                                         -------
CUTLER EQUITY INCOME FUND

         Year Ended June 30, 1998                         $16,912
         Year Ended June 30, 1997                          15,479
         Year Ended June 30, 1996                          17,422



CUTLER APPROVED LIST EQUITY FUND

         Year Ended June 30, 1998                         $14,938
         Year Ended June 30, 1997                          14,317
         Year Ended June 30, 1996                          15,471



FUND ACCOUNTANT

Effective September 10, 1997, Forum Accounting Services, LLC ("FAcS") serves as the fund accountant for the Trust pursuant to a Fund Accounting Agreement. FAcS is paid a fee for its portfolio accounting services of $36,000 per year for each Fund, subject to adjustments for the number and type of portfolio transactions. Prior to September 10, 1997, FFC acted as fund accountant for the Trust pursuant to a Fund Accounting Agreement with the Trust.

The following table shows the dollar amount of fees payable under the Fund Accounting Agreements between FAcS, FFC and the Trust with respect to each Fund, the amount of fee that was waived by FAcS and FCC, if any, and the actual fee received by FAcS and FFC. The data are for the past three fiscal years.

                                                      Accounting Fee        Accounting Fee        Accounting Fee
                                                         Payable                Waived               Retained
                                                         -------                ------               --------
CUTLER EQUITY INCOME FUND

         Year Ended June 30, 1998                         $39,000                    $0               $39,000
         Year Ended June 30, 1997                          37,000                     0                37,000
         Year Ended June 30, 1996                          37,000                     0                37,000

CUTLER APPROVED LIST EQUITY FUND

         Year Ended June 30, 1998                         $39,000                    $0               $39,000
         Year Ended June 30, 1997                          44,000                     0                44,000
         Year Ended June 30, 1996                          48,000                12,000                36,000


CUSTODIAN AND AUDITOR


Pursuant  to a  Custodian  Agreement  with  the  Trust,  Investors  Bank & Trust
Company, 200 Clarendon Street, Boston, Massachusetts 02116, acts as the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on the Funds' investments. Prior to October 1, 1998, BankBoston, 100 Federal Street, Boston, Massachusetts 02106 acted as custodian of the Trust's assets.

Deloitte  &  Touche  LLP,  125  Summer  Street,  Boston,   Massachusetts  02110,
independent auditors, has been chosen by the Board to act as auditor for the Trust.

EXPENSES


Each Fund's expenses comprise Trust expenses attributable to the Fund that are allocated to the Fund, and those not attributable to a particular Fund that are allocated among the Funds in proportion to their average net assets. Cutler & Company voluntarily agreed to waive its fees or reimburse each Fund to the extent a Fund's total expenses exceed the amounts indicated in the Prospectus until June 30, 1999. This voluntary limit may be discontinued at any time after that date. Any waivers or reimbursements have the effect of increasing the Funds' yield and may not be recouped at a later date.

Subject to any fee waiver or expense reimbursement arrangements, the Trust pays all of its expenses, including: interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of shares; premiums of insurance for the Trust, its Trustees and officers and fidelity bond premiums; applicable fees, interest charges and expenses of third parties, including Cutler & Company, Forum, FFC, FSS, the Trust's custodian and shareholder servicing agents; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; expenses of meetings of shareholders and proxy solicitations therefor; costs of maintaining books and accounts and preparing tax returns; costs of reproduction, stationery and supplies; fees and expenses of the Trust's Trustees; compensation of the Trust's officers and employees who are not officers of Cutler & Company, Forum or their respective affiliates; costs of other personnel who may be employees of Cutler & Company, Forum or their respective affiliates performing services for the Trust; costs of Trustee meetings; Securities and Exchange Commission registration fees and related expenses; and state or foreign securities laws registration fees and related expenses.


4.  DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchases and redemptions are effected as of the next determined net asset value following the receipt of any purchase or redemption order.

In determining the approximate market value of portfolio investments, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

5.  PORTFOLIO TRANSACTIONS

The Funds will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and the frequency of transactions are determined by Cutler & Company in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Funds. No portfolio transactions are executed with Cutler & Company or any of its affiliates.


Any Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, Cutler & Company takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. Cutler & Company may also take into account payments made by brokers effecting transactions for the Fund (1) to the Fund or (2) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

Consistent with section 28(e) of the Securities and Exchange Act of 1934, the exercise of Cutler & Company's fiduciary duties under its Investment Advisory agreement with the Trust, and any other applicable law, Cutler & Company may allocate brokerage on behalf of the Trust to brokers who provide research services and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by Cutler & Company in connection with services to clients other than the Fund, and Cutler & Company's fee is not reduced by reason of Cutler & Company's receipt of the research services.


Investment decisions for each Fund will be made independently from those for any other account (including another Fund) that is or may in the future become managed by Cutler & Company or its affiliates. When a Fund and other accounts managed by Cutler & Company are contemporaneously engaged in the purchase or sale of the same security, however, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other accounts managed by Cutler & Company occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following table shows the aggregate brokerage commissions with respect to each Fund. The data are for the past three fiscal years.

                                                            Aggregate
                                                        Commissions Paid
                                                        ----------------
CUTLER EQUITY INCOME FUND

         Year Ended June 30, 1998                           $124,242
         Year Ended June 30, 1997                             25,417
         Year Ended June 30, 1996                             47,307



CUTLER APPROVED LIST EQUITY FUND

         Year Ended June 30, 1998                            $38,272
         Year Ended June 30, 1997                              9,110
         Year Ended June 30, 1996                              7,501



The increase in the aggregate brokerage commissions paid during the fiscal year ended June 30, 1998 was based upon the increase in the portfolio turnover rate for both Funds. During the fiscal year ended June 30, 1998, the Cutler Approved List Equity Fund and Cutler Equity Income Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents; the value of the aggregate holdings were as follows: $774,900 and $2,767,500, respectively, in Merrill Lynch & Company, Inc.


6.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of each Fund are sold on a continuous basis by the distributor at net asset value without any sales charge. Shareholders may effect purchases or redemptions or request any shareholder privilege in person at FSS's offices located at Two Portland Square, Portland, Maine 04101.

EXCHANGES BETWEEN FUNDS


Shareholders of a Fund may exchange their shares for shares of the other Fund or for shares of the Daily Assets Government Fund, a money market fund managed by FAdS and a separate series of Forum Funds(R), or the Investors Bond Fund, also a separate series of Forum Funds managed by FAdS. Exchange transactions will be made on the basis of relative net asset value per share at the time of the exchange transaction. For Federal tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.


Proceeds of an exchange transaction may be invested only in another Fund account for which the share registration is the same as the account from which the exchange is made. The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Fund or the Trust. However, the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' notice to shareholders, to the extent required by applicable regulation.

ADDITIONAL REDEMPTION MATTERS

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse each Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.


Shareholders' rights of redemption may not be suspended, except (1) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (2) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Fund shares are normally issued for cash only. In Cutler & Company's discretion, however, each Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (1) are not restricted as to transfer either by law or liquidity of market and (2) have a value which is readily ascertainable (and not established only by valuation procedures).


7.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Funds. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.


In order to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (which includes dividends, interest and the excess of net short-term capital gain over net long-term capital losses) and must meet several additional requirements. Among these requirements are the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer.


8.  THE TRUST AND ITS SHAREHOLDERS

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each series' capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus of another Fund. The Board has considered this factor in approving the use of a single combined Prospectus.


As of October 1, 1998, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of each Fund. Also as of that date, the following persons owned of record 5% or more of the outstanding shares of each
Fund:

CUTLER EQUITY INCOME FUND
-------------------------

ENTERPRISE TRUST & INVESTMENT CO. TTEE                        THE KARL KIRCHGESSNER FOUNDATION
FBO BIG CREEK LUMBER PROFIT SHARING                           1278 Glenneyre, Suite 311
3654 Highway 1                                                Laguna Beach, CA 92651
Davenport, CA 95014                                           6.46%
9.45%




CUTLER APPROVED LIST EQUITY FUND
--------------------------------
THE KARL KIRCHGESSNER FOUNDATION                              LORRAINE Y. PERRIN TESTAMENTARY TRUST

1278 Glenneyre, Suite 311                                     500 Eastgate Lane
Laguna Beach, CA 92651                                        Santa Barbara, CA 93108
6.53%                                                         6.39%


9.  PERFORMANCE DATA

Each Fund may quote performance in various ways. All performance information supplied by a Fund in advertising is historical and is not intended to indicate future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

In performance advertising a Fund may compare any of its performance information with data published by independent evaluators such as Lipper Analytical Services, Inc., CDA/Wiesenberger or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). A Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. A Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


For the one year period ended June 30, 1998, the average annual total returns of the Cutler Equity Income Fund and Cutler Approved List Equity Fund were 21.60% and 24.90%, respectively. Since commencement of operations on December 30, 1992, the average annual total returns of the Cutler Equity Income Fund and Cutler Approved List Equity Fund were 17.40% and 17.94%, respectively.


YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, if any, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The yields of the Funds are not fixed or guaranteed, and an investment in the Funds is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Funds with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each Fund may advertise its total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Whereas average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Fund. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

P(1+T)n = ERV, where:

       P = a hypothetical  initial  payment of $1,000;
       T = average annual total return;
       n = number of years; and
       ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period).

In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return.

Period total return is calculated according to the following formula:

PT = (ERV/P-1), where:

        PT = period total return.

The other definitions are the same as in average annual total return above.

10.  FINANCIAL STATEMENTS


The financial statements of the Trust for its fiscal year ended June 30, 1998 (which include statements of assets and liabilities, statements of operations, statements of changes in net assets, notes to financial statements, financial highlights, statements of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this Statement of Additional Information, and are incorporated herein by reference.

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial Statements


                           Prospectus:  Financial Highlights.


                           Statement of Additional Information: Audited financial statements for the fiscal year ended June 30, 1998 which include Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, Portfolio of Investments and
                           Report of Independent Auditors were filed with the Securities and Exchange Commission via EDGAR on September 4, 1998, accession number 0001047469-98-033624 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, and incorporated herein by reference.


         (b)      Exhibits

                  (1) Registrant's Trust Instrument dated October 2, 1992 (see Note).

                  (2)      Registrant's By-Laws dated October 2, 1992 (see
                           Note).


                  (3)      None.

                  (4)      None.


                  (5) Investment Advisory Agreement between Registrant and Cutler & Company, LLC dated December 31, 1992, and restated May 1, 1996 (filed herewith).

                  (6) Distribution Agreement between Registrant and Forum Financial Services, Inc. dated December 31, 1992, and restated September 11, 1996 (filed herewith).

                  (7)      None.

                  (8) Custodian Agreement between Registrant and BankBoston dated December 30, 1992 (see Note).

                  (9)      (a)    Management    Agreement   between   Registrant
                                  and   Forum Administrative Services, LLC dated
                                  September 11, 1996 (filed herewith).

                           (b) Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, LLC dated September 28, 1998 (filed herewith).

                           (c) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated October 1, 1997 (filed herewith).

                           (d) Shareholder Service Plan adopted by the Registrant dated January 3, 1996 as amended November 25, 1997 (filed herewith).

                           (e) Shareholder Service Agreement between Forum Administrative Services, LLC and Bidwell & Co. dated December 17, 1997 (filed herewith).

                  (10)     Opinion of counsel (see Note).

                  (11)     Consent of independent auditors (filed herewith).

                  (12)     None.


                  (13)     Investment Representation letter (see Note).

                  (14)     None.

                  (15)     None.


                  (16)     None.


                  (17)     Financial Data Schedules (filed herewith).

                  (18)     None.

         ---------------

Note: Exhibit incorporated by reference as filed in PEA No. 4 via EDGAR on March 8, 1996, accession number 0000912057-96-004156.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

         --------------------------------------------------------------------------- --------------------------------
         Title of Class                                                                  Number of Recordholders
                                                                                              as of 10/1/98
         --------------------------------------------------------------------------- --------------------------------

         --------------------------------------------------------------------------- --------------------------------
         Cutler Equity Income Fund                                                                 260
         --------------------------------------------------------------------------- --------------------------------
         Cutler Approved List Equity Fund                                                          185

         --------------------------------------------------------------------------- --------------------------------



ITEM 27.  INDEMNIFICATION

         The general effect of Section 10.02 of the Registrant's Trust Instrument is to indemnify existing or former trustees and officers of the Trust to the fullest extent permitted by law against liability and expenses. There is no indemnification if, among other things, any such person is adjudicated liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. This description is modified in its entirety by the provisions of Section 10.02 of the Registrant's Trust Instrument.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The description of Cutler & Company, LLC under the caption "Management of the Trust" in both the Prospectus and the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, is incorporated by reference herein.

         The following are the managing members of Cutler & Company, LLC, including their business connections that are of a substantial nature. The address of Cutler & Company, LLC is 503 Airport Road, Medford, Oregon 97504.

--------------------------------------- ---------------------------------------- -------------------------------------
Name                                    Title                                    Business Connection
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
Brooke Cutler Ashland                   Chief Executive Officer and Manager      Cutler & Company, LLC
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
--------------------------------------- ---------------------------------------- -------------------------------------
Geoffrey W. Cutler                      Senior Portfolio Manager, Investment     Cutler & Company, LLC
                                        Committee Member and Manager
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
                                        ---------------------------------------- -------------------------------------
Stephen F. Brennan                      Director of Marketing and Manager        Cutler & Company, LLC
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
                                        ---------------------------------------- -------------------------------------
William G. Gossard                      Director of Fixed Income, Investment     Cutler & Company, LLC
                                        Committee Member and Manager
--------------------------------------- ---------------------------------------- -------------------------------------

--------------------------------------- ---------------------------------------- -------------------------------------
                                        ---------------------------------------- -------------------------------------
Carol Fischer                           Chief Operating Officer                  Cutler & Company, LLC
--------------------------------------- ---------------------------------------- -------------------------------------

ITEM 29.  PRINCIPAL UNDERWRITERS


(a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

                 The CRM Funds
                 The  Cutler  Trust
                 Forum  Funds
                 Memorial  Funds
                 Monarch Funds
                 Norwest  Advantage  Funds
                 Norwest  Select Funds
                 Sound Shore Fund, Inc.


(b) The following directors and officers of Forum Financial Services, Inc. hold the following positions with Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

                 ----------------------------- ------------------------------- -----------------------------
                             Name                Position with Underwriter       Position with Registrant
                 ----------------------------- ------------------------------- -----------------------------

                 ----------------------------- ------------------------------- -----------------------------
                 John Y. Keffer                          President             President and Trustee
                 ----------------------------- ------------------------------- -----------------------------
                 Sara M. Morris                          Treasurer             Treasurer
                 ----------------------------- ------------------------------- -----------------------------


(c)      Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


         Accounts and records required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder, are maintained at the offices of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101, and Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101. Accounts and records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian. Accounts and records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser, as listed in
         Item 28 hereof.


ITEM 31.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 32.  UNDERTAKINGS


         Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.


         Notwithstanding any undertaking to the contrary in previous filings of its Registration Statement, the Registrant does not undertake to hold any meetings of shareholders except as required by applicable federal or state law or the provisions of its Trust Instrument.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Portland, and State of Maine on the 29th day of October, 1998.


                                              THE CUTLER TRUST



                                              By:/s/  John Y. Keffer
                                                 --------------------------

                                                       John Y. Keffer
                                                       President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on the 29th day of October, 1998.



(a)      Principle Executive Officer

         /s/ John Y. Keffer
         ----------------------------
         John Y. Keffer, President

(b)      Principal Financial and Accounting Officer


         /s/ Sara M. Morris
         ----------------------------
         Sara M. Morris, Treasurer


(c)      All of the Trustees

         /s/ John Y. Keffer
         ----------------------------
         John Y. Keffer, Trustee

         Brooke R. Ashland, Trustee
         Kenneth R. Cutler, Trustee
         Hatten S. Yoder, Jr., Trustee
         Robert B. Watts, Jr., Trustee

         By:  /s/ John Y. Keffer
             ----------------------------
         John Y. Keffer
         Attorney in Fact

                                INDEX TO EXHIBITS

Exhibit


(5) Investment Advisory Agreement between Registrant and Cutler & Company, LLC dated December 31, 1992, and restated May 1, 1996.

(6) Distribution Agreement between Registrant and Forum Financial Services, Inc. dated December 31, 1992, and restated September 11, 1996.

(9)(a)   Management   Agreement  between  Registrant  and  Forum  Administrative
         Services, LLC dated September 11, 1996.

(9)(b) Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, LLC. dated September 28, 1998.

(9)(c) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated October 1, 1997.

(9)(d) Shareholder Service Plan adopted by the Registrant dated January 3, 1996 as amended November 25, 1997.

(9)(e) Shareholder Service Agreement between Forum Administrative Services, LLC and Bidwell & Co. dated December 17, 1997.

(11)     Consent of independent auditors.

(17)     Financial Data Schedules.